Exhibit 99.1

Investor Presentation Post 3Q22 Reported Results

Safe Harbor Statement 2 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of section 27 A of the Securities Act of 1933 and section 21 E of the Securities Exchange Act of 1934 . All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward - looking statements . We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States federal securities laws . In some cases, these statements can be identified by the use of forward - looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions . These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control . Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimates for catastrophes and other weather - related losses including losses related to the COVID - 19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing, other market conditions and economic conditions (including inflation), our growth prospects, our expectations relating to the Company’s transformation program, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency exchange rates . Forward - looking statements only reflect our expectations and are not guarantees of performance . These statements involve risks, uncertainties and assumptions . Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements . We believe that these factors include, but are not limited to, the following : COVID - 19 • the adverse impact of the ongoing COVID - 19 pandemic on our business, results of operations, financial condition and liquidity; Insurance Risk • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man - made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change; • actual claims exceeding loss reserves; • the failure of any of the loss limitation methods we employ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions; • the failure of our cedants to adequately evaluate risks; • the adverse impact of inflation; Strategic Risk • losses from war, including losses related to the Russian invasion of Ukraine, terrorism and political unrest or other unanticipated losses; • changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union; • the loss of business provided to us by major brokers; • the loss of one or more of our key executives; • a decline in our ratings with rating agencies; • difficulties with technology and/or data security; Credit Risk • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the failure of our policyholders or intermediaries to pay premiums; • general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency exchange rates; • breaches by third parties in our program business of their obligations to us; Liquidity Risk • the inability to obtain additional capital on favorable terms, or at all; Operational Risk • changes in accounting policies or practices; • the use of industry models and changes to these models; Regulatory Risk • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; and Risks Related to Taxation • changes in tax laws. Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1 A, 'Risk Factors' in our most recent Annual Report on Form 10 - K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www . sec . gov . Readers are urged to carefully consider all such factors as the COVID - 19 pandemic may have the effect of heightening many of the other risks and uncertainties described . We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise .

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Consistent Advancement of Strategy VISION: Global Leadership in Specialty Risks Targeting top - quintile profitability 3 Franchise anchored in leadership positions in attractive specialty markets Strong and lasting relationships with key distribution partners and clients Strong employee engagement and workplace culture – translating to retention of top talent and consistency of service to our customers Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Commitment to underwriting excellence, being a destination for top caliber talent

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Advanced leadership position as a specialty underwriter Building on the progress of prior years, 2022 was a key milestone year for AXIS in furthering its transformation into a leading specialty underwriter through these key actions: 4 Refocused Business on Profitable Specialty Channels Appointed Vince Tizzo as CEO of Specialty Insurance and Reinsurance; Consolidated all market - facing underwriting functions under a single leader Completed Shift of AXIS Re to a Specialty Reinsurer Exited Reinsurance Property/Property Catastrophe business; Concentrated focus on attractive Casualty, Specialty, A&H, and Credit lines Further Simplified Organizational Models to Improve Agility and Efficiency Consolidated all underwriting analytics and support functions under a global Chief Underwriting Officer Invested in Growth Areas Launched AXIS Wholesale Division; Advancing small - to - mid - sized solutions capability; Designing associated digital capabilities

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Pro Lines Property Liability Marine A&H Aviation Credit & Political Risk Terrorism A leading specialty insurer with a niche specialist reinsurance operation We provide our clients and distribution partners with a broad range of risk transfer products and services, meaningful capacity and solid financial strength. 5 Insurance 63% Reinsurance 37% Specialty Cat Liability Motor Property A&H Pro Lines Exchange / Ticker NYSE / “AXS” Market Capitalization 1 $4.7 Billion Gross Premiums Written 1 $7.7 Billion Leading Global Underwriter • E&S P&C • Specialty Insurance • Professional Lines • Casualty & Specialty Reinsurer Current Quarterly Div. / Annual Yield 1 $0.43 / 3.2% AM Best / S&P Financial Strength Rating 2 A / A+ Insurance Reinsurance (3) 1) Market data as of 11/03/22; GPW data as of YE 2021; $0.43 quarterly dividend announced 9/21/22 2) Ratings of insurance and reinsurance subsidiaries of AXIS Capital Holdings Limited 3) The Company announced its exit from Reinsurance Property and Property Catastrophe business in June 2022 . Will have substantially existed out of Property & Property Catastrophe Reinsurance in 2023 Total FY2021 GPW: $7.7 billion

INTRODUCTION & STRATEGY ❯ INSURANCE ❯ REINSURANCE ❯ GROUP ❯ ESG & CITIZENSHIP ❯ CONCLUSION

Where we are on our journey

TODAY
TRANSFORMED INTO A SPECIALTY UNDERWRITER

- Pro-forma GPW[(1)] Insurance (71%) vs Reinsurance (29%)
- Leadership in key markets
  - #10 Syndicate
  - #13 U.S. E&S carrier
  - Top-10 provider in the U.S. limited benefits market
  - Top 15 carrier in professional lines, in our chosen markets of the U.S., London, and Bermuda
- Demonstrated profitable growth of specialty insurance business
- AXIS Re transformed into a specialty reinsurer
- Named Forbes 2022 America's Best Midsize Employers List
- British Insurance Awards AXIS Insurance International as Specialist Insurer of the Year in 2022
- Insurance Insider Honors 2022 recognized AXIS Capital for ESG Initiative of the Year

TOMORROW
LEADING SPECIALTY INSURER

- $10B GPW
- Recognized leader in specialty risk
- Top quintile profitability
- Top destination for specialized expertise

2018
RELEVANT HYBRID (RE)INSURANCE PLAYER

- Relevant player in core markets with a more diversified portfolio
- Launched transformation program, began refocus on specialty

2017
NOVAE ACQUISITION

- Extended relevance / leadership position across attractive specialty markets

2003
NYSE Listing

- Publicly listed on the NYSE

2001
START-UP

- Provider of larger capacity for volatile lines in a "hard" market

1) Pro-forma GPW for 2022 excludes the exited Reinsurance Property and Property Catastrophe business, but includes Insurance business as well as Reinsurance lines (Credit & Surety, Professional Lines, Motor, Liability, Agriculture, Marine and Aviation, and Accident & Health). For additional information, please refer to Q3 2022 Investor Financial Supplement ("Q3 Investor Financial Supplement") furnished to the U.S. Securities and Exchange Commission ("SEC") on October 26, 2022"

AXIS

6

INTRODUCTION & STRATEGY 〉 INSURANCE 〉 REINSURANCE 〉 GROUP 〉 ESG & CITIZENSHIP 〉 CONCLUSION

Attractive specialty underwriter

Group GPW Growth vs. Combined Ratio: As-reported vs. Continuing Lines[1]


102.6%
100.2%
-0.2%
-2.6%
109.6%
108.6%
+2.6%
-1.0%
+15.8%
+12.6%
97.5%
96.4%
99.1%
97.4%
+12.8%
+5.4%
96.4%
96.2%
FY 2019
FY 2020
FY 2021
9M 2021
9M 2022
As Reported Combined Ratio
As Reported GPW Growth
Continuing Lines Combined Ratio
Continuing Lines GPW Growth

Group Ex-Cat AY Loss Ratio: As-reported vs. Continuing Lines[1]


64.5%
3.9%
60.6%
60.5%
2.8%
57.7%
57.4%
2.3%
55.1%
57.9%
2.5%
55.4%
57.0%
1.5%
55.5%
FY 2019
FY 2020
FY 2021
9M 2021
9M 2022
As-Reported Ex-Cat AY Loss Ratio
Property Exit Impact

- The key announcements made in 2022 to advance AXIS' leadership in specialty risks follow a multi-year strategy of repositioning the company to target top-quintile profitability and volatility
- The action to exit Reinsurance Property and Property Catastrophe business will significantly lower the earnings volatility experienced in recent years
  - AXIS' group pro-forma results, excluding the impact of the exited Reinsurance Property and Property Catastrophe business, showcase an attractive profitability profile
  - Pro-forma, continuing lines' combined ratio of 96.2% year-to-date was a 1.2% improvement from the prior-year period
  - Expect a smaller, focused, specialty reinsurance operation to generate consistent results
- Leading specialty insurance operation is our growth engine
  - Transitioned the business mix from approximately 50%/50% Insurance/Reinsurance in 2017 to closer to 70%/30% Insurance/Reinsurance mix in 2022; expect Insurance to continue to drive growth
  - Highly attractive attritional loss ratio results in insurance operation
  - Leverage our global platform, expertise across diverse lines of business, and products and services to directly deliver on our customers' needs

1) Continuing Lines exclude the exited Reinsurance Property and Property Catastrophe business, but include Insurance business as well as Reinsurance lines (Credit & Surety, Professional Lines, Motor, Liability, Agriculture, Marine and Aviation, and Accident & Health). For additional information, please refer to Q3 2022 Investor Financial Supplement.

AXIS 7

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP AXIS Today: A leading specialty insurer with a specialty reinsurance business 8 Consistent margin improvement Disciplined portfolio management has provided strengthened and more consistent underlying results ; Net investment income expected to grow from current levels, helped by higher interest rates. On a pro - forma basis, adjusting for the exit of the property and property catastrophe reinsurance business, combined ratio improved 12.2 points in 2021 and 1.2 points in the first nine months of 2022. We expect all - in Group combined ratio to continue to improve. Strong market position The AXIS insurance portfolio is well - positioned in attractive growth markets across the globe. This includes E&S Property, E&S Casualty, Lloyd’s, Professional Lines as well as profitable specialty Reinsurance lines. The Insurance business grew GPW 16% so far in 2022, and favorable market conditions should enable continued growth and profitability. Pricing momentum Average rate increase in specialty insurance average 13% in 2021 and 10% for the first 9 months of 2022. Industry and macro - economic dynamics likely to drive further price improvements through 2023 and beyond. Attractive valuation Reduced volatility to produce consistent, strong underwriting results supported by conservative, well - performing investment portfolio. Global platform with improving profitability trading at attractive levels with a 3.2% 1 dividend yield Proven, strong, specialty insurance business with a niche reinsurance operation is well - positioned to deliver profitable growth across all market cycles. 1) Market data as of 11/3/22

INTRODUCTION & STRATEGY ❯ INSURANCE ❯ REINSURANCE ❯ GROUP ❯ ESG & CITIZENSHIP ❯ CONCLUSION

Leading specialty insurance franchise


Professional Lines
37.3%
Property
23.4%
Liability
19.1%
Marine & Aviation
11.9%
Accident & Health
3.7%
Credit & Political Risk
3.4%
Terrorism
1.2%

FY 2021 Insurance GPW ($4.9B)

- **Insurance has a well-diversified, attractive portfolio of global specialty business with strong, profitable results**
  - AXIS YTD Insurance combined ratio is 91.2%, a 1.5 point improvement over the prior year period
  - Our YTD insurance underwriting income of $204 million is up more than 40% over the prior year for our insurance business
  - Meaningful improvement in ex-cat accident year loss ratio in the last several years; continue to expect low-50%s going forward
- **Strong leadership positions in our chosen markets**
  - Leading position in Cyber (#top 5)
  - Leading position in renewable energy
  - A leading London Specialty business, strategically relevant to leading London brokers; AXIS Syndicate 1686 is #10 Lloyd's syndicate[1]
  - A top-10 provider in the US limited benefits market[2]
  - A top-10 provider of marine at Lloyds
  - AXIS is the #13 U.S. E&S carrier and the #15 E&S Group[3]
  - A top-15 leader in professional lines[4] in our chosen markets of the U.S., London, and Bermuda

1) Source: Insurance Insider. Based on 2022 stamp capacity
2) Combined Insurance and Reinsurance businesses
3) Source: AM Best Sept 2022 report based on 2021 data for AXIS Surplus Insurance Company; does not include E&S business written through Lloyd's
4) Source: Guy Carpenter, 2020 Schedule P filing shows AXIS as the #14 financial lines carrier (based on "Other Liability Claims Made" line)

9

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Accelerating insurance growth Strong market positioning and underwriting talent have driven growth 10 Growth Underpinned by Disciplined Underwriting • 12% GPW growth from 3Q21 to 3Q22, or 16% from 9M 2021 to 9M 2022 • Growing in lines of business where rates are at or above loss cost trends, and where AXIS has the underwriting expertise, mar ket relevance, and platform to drive sustainable growth • Strong presence in markets with a focus on products such as Global Cyber, US Casualty, A&H, Marine, Renewable Energy, Construction and E&S Property that continue to provide strong double - digit ROE opportunities • AXIS Insurance's ex - cat AY loss ratio is highly attractive at low 50%s $941 $1,103 $1,327 $1,038 $1,269 $1,470 $936 $1,177 $1,318 $1,104 $1,315 - $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 1Q20 1Q21 1Q22 2Q20 2Q21 2Q22 3Q20 3Q21 3Q22 4Q20 4Q21 ($ in Millions) Insurance Segment GPW 98.1% 110.4% 91.6% 92.7% 91.2% - 3.2% +9.3% +21.0% +16.0% FY 2019 FY 2020 FY 2021 9M 2021 9M 2022 Insurance GPW Growth vs. Combined Ratio Insurance As Reported Combined Ratio Insurance As Reported GPW Growth

INTRODUCTION & STRATEGY ❯ INSURANCE ❯ REINSURANCE ❯ GROUP ❯ ESG & CITIZENSHIP ❯ CONCLUSION

Specialty reinsurance operation


Liability
25.6%
Catastrophe (1)
17.4%
Accident & Health
14.1%
Professional Lines
12.5%
Motor
9.9%
Property (1)
7.6%
Credit & Surety
7.4%
Agriculture
3.1%
Marine, Aviation & Engineering
2.4%

FY 2021 Reinsurance GPW ($2.8B)

- AXIS Re completed a multi-year repositioning strategy to becoming a specialty reinsurer
  - In June, AXIS Re completed its refocusing of its business to align with the overarching enterprise goal of being a leading specialty underwriter
  - Exited Property and Property Catastrophe lines to further reduce catastrophe exposures with the reduction in topline gross premiums written
  - Concentrated growth across profitable lines of business: Casualty, Specialty, A&H, and Credit
  - These actions provided clarity to the market on AXIS Re's risk appetite, the sustainability and predictability of its approach, and its go-forward priorities
- Refocused AXIS Re should help advance efforts to reduce earnings volatility and grow a stronger overall book of business
- Strong team in place to navigate shifting market conditions and deliver on objectives for Strategic Capital Partners
- Continued favorable rate across the portfolio; 3Q2022 pricing up 8% on average with Aviation, Liability, and Motor lines generating double-digit increases

1) The Company announced its exit from Reinsurance Property and Property Catastrophe business in June 2022. Will have substantially existed out of Property & Property Catastrophe Reinsurance in 2023

AXIS 11

INTRODUCTION & STRATEGY ❯ INSURANCE ❯ REINSURANCE ❯ GROUP ❯ ESG & CITIZENSHIP ❯ CONCLUSION

Deliver consistent reinsurance results across all market cycles

Reinsurance GPW Growth vs. Combined Ratio: As-reported vs. Continuing Lines(1)


101.2%
95.7%
+3.5%
-1.5%
103.8%
99.4%
-8.6%
-12.9%
99.0%
96.5%
+5.2%
+0.5%
101.8%
98.2%
99.1%
99.0%
+6.7%
-9.1%
FY 2019
FY 2020
FY 2021
9M 2021
9M 2022
Reinsurance As Reported Combined Ratio
Reinsurance As Reported GPW Growth
Reinsurance Continuing Lines Combined Ratio
Reinsurance Continuing Lines GPW Growth

- **AXIS Re is now a smaller, niche reinsurance book focused on delivering consistent/stable underwriting profitability**
  - PML reductions across most perils over the last few years has helped lower volatility in underwriting results
  - Near-term Reinsurance growth expected to be muted impacted by exited business
- **Expect the go-forward Reinsurance Specialty business to be attractive**
  - Pro-forma reinsurance segment results excluding the exited property and property catastrophe business performed more favorably in the last several years, reaffirming the attractiveness of our reinsurance specialty business
  - With catastrophe risks minimized, we expect a sustained profitability over all market cycles
  - Targeting the go-forward Reinsurance book to produce low-to-mid 90%s combined ratios with the Reinsurance continuing lines[1]

1) Continuing Lines exclude the exited Reinsurance Property and Property Catastrophe business, but include Insurance business as well as Reinsurance lines (Credit & Surety, Professional Lines, Motor, Liability, Agriculture, Marine and Aviation, and Accident & Health). For additional information, please refer to Q3 2022 Investor Financial Supplement.

12

INTRODUCTION & STRATEGY › INSURANCE › REINSURANCE › GROUP › ESG & CITIZENSHIP › CONCLUSION

Pricing momentum continues

Strong Insurance rate increases continue and remain ahead of net loss trend

- 20th consecutive quarter of rate increases
- Average rate increase of nearly 10% year-to-date, with majority of lines achieving rate change equal to or above loss trends
- YTD Rate increases over 7% in Property, Liability and Aviation
- Cyber[2] rate increases remain in the high-double digits with further firming expected, partially offset by reductions in US D&O and US FI
- New business pricing remains stronger than renewal business for most lines

Continued favorable rate increases across the Reinsurance portfolio

- Pricing has been updated for increases in inflation
- YTD pricing up ~8% on average with A&H, Aviation, Motor and Liability lines leading with rate increases
- No new/renewal property and property catastrophe business after the Q2 2022 exit from line of business

Pricing momentum which we expect will continue through 2023 and likely beyond

- Pricing up in almost all lines of the insurance segment with many lines seeing high single-digit increases
- Economic and geopolitical uncertainty, social inflation, and growing concerns around climate change should help drive further pricing improvements

Cumulative Insurance Rate Improvements[1]



80%
70%
60%
50%
40%
30%
20%
10%
0%
Cumulative Rate Change
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22
Liability
Aviation
Property
Marine
Professional Lines
Insurance

1) Cumulative written rate indexed from 1Q18 to 3Q22
2) Cyber is reported within Professional Lines and contributes $425 million of GPW in full-year 2021; There is a 60% quota share on the Cyber book in addition to aggregate stop loss protection

13

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Consistent execution delivers results 14 AXIS has positioned itself to excel in the current firming P&C market and the underwriting performance is producing more consistent and more profitable results • Attractive Margins from Multiple Sources o Disciplined underwriting has driven consistent loss ratio o Strategic distribution management has reduced acquisition cost ratios o A strong focus on expenses has led to improved G&A ratios o Strong rate increases coupled with improved terms and conditions in many lines of business o With material changes in business mix over recent years, strong ex - cat AY results likely to continue o High - quality, short duration investment portfolio expected to benefit from the rising interest rate environment

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Balance sheet strength 15 Moderate Risk In The Investment Portfolio • AA - Fixed Maturities portfolio • Duration prudently managed at ~2.9 years and portfolio cash flows are positioned to cover liabilities along the curve • Portfolio’s market yield is 5.5% and book yield is 2.9% as of September 30, 2022 (market yield of 1.7% / book yield of 1.9% as of 31 Dec 2021) • Risk Assets, at 15% of the portfolio, with modest exposure to equities o Equities are approx. 3.0% of the portfolio; and o Hedge Funds are approx. 0.3% • While the increase in interest rates have negatively impacted book value per share, expect to recover these losses as our high - quality fixed income portfolio matures over the next three years Cash & Invested Assets Cash and Cash Equivalents 11.8% Fixed Maturities 73.3% Mortgage Loans 4.2% Short - Term Investments 0.5% Other Investments 6.2% Equities 3.0% Equity Method Investments 1.0% Portfolio Mix as of September 30, 2022 16.1 15.0 16.0 15.7 16.5 15.6 0.0 2.5 5.0 7.5 10.0 12.5 15.0 17.5 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 9M 2022 $ Billions Cash and Cash Equivalents Fixed Maturities Mortgage Loans Short-Term Investments Other Investments Equities Equity Method Investments

INTRODUCTION & STRATEGY 〉 INSURANCE 〉 REINSURANCE 〉 GROUP 〉 ESG & CITIZENSHIP 〉 CONCLUSION

Focus areas to drive continued progress

KEY DRIVERS OF RECENT PROGRESS		IMPROVEMENT TARGETS[2] VS. FY21	DELIVERING RESULTS FY21 VS. FY20
GPW Growth	• Strong positions in specialty, E&S, Lloyd's markets • Disciplined underwriting remains key • Sustained pricing improvements anticipated through 2023	Well positioned for profitable growth in all our key markets where risks are adequately priced	Double-digit growth led by 21.0% in Insurance Segment
Ex-Cat AY Loss Ratio Improvement[1] Group: 8.6 points Insurance: 9.9 points Reinsurance: 5.7 points	• Stronger terms/conditions; lower limits; reduced PMLs • One AXIS portfolio construction	Earned rate should continue to be in excess of trend	2.6 points of improvement led by strong Insurance results
Cat Loss Ratio: 9.5 points in FY2021	• Non-renewed Reinsurance property/cat book at 7/1/22 • Lowered limits in cat exposed lines • Reduced PMLs materially across the loss curve	Improve 3-4 Points	8.2 points of improvement[3]
Expense Ratio: 33.6% in FY2021	• Premium growth to drive improved operating leverage • Reduced cover-holder business • Adjusting broker commissions • $150 million of cost savings plans executed over last 5 years	Growth will drive enhanced operating leverage	0.9 points of improvement
OROACE: 9.1% in FY2021	• Continued growth in Insurance supported by strong pricing • Consistent margin expansion through disciplined underwriting • Material reduction in cat exposure • Announced $100 million share repurchase plan in 4Q21	Double-digit ROE	12.8 points of improvement[3]

Targeting a low-90s combined ratio to drive attractive ROE's

AXIS

1) Progress shown between FY2017 and FY2021
2) Improvement targets do not take into account unusual or infrequently occurring events
3) Includes impact from pre-tax COVID-19 pandemic losses

16

INTRODUCTION & STRATEGY ❯ INSURANCE ❯ REINSURANCE ❯ GROUP ❯ ESG & CITIZENSHIP ❯ CONCLUSION

Disciplined reduction of cat exposure across entire curve


Southeast Hurricane PML Reductions[1]
1 in 5
1 in 10
1 in 20
1 in 50
1 in 100
1 in 250
Jul 1 2019
Jul 1 2020
Jul 1 2021
Jan 1 2022
Apr 1 2022
Jul 1 2022
Oct 1 2022

Portfolio changes driving PML reductions across the curve:

- **~25% reductions in the property/cat book at 1/1/22 are followed at 7/1 with the beginning of the run-off of all Property Cat RI**
  - The quarter to 10/1/22 sees a ~18% decrease in the 250yr as well as reductions throughout lower return periods
- **PMLs are down ~75% on average across the curve since 2019**
  - Targeted reductions in the gross property/cat writings across peak zones & Reinsurance Property run-off
- **PMLs significantly reduced as compared to July 1 driven by a catastrophe aggregate cover on our Insurance Property book**

1) Additional disclosures regarding PML data can be found in our Q3 2022 Investor Financial Supplement

17

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Attractive valuation 18 1) Select peer group includes ARGO, AIG, HIG, RE, CB, TRV, MKL and WRB 2) Price - to - Book Ratio is calculated using Company reported Sept 30th book values (using Q2 2022 for ARGO) and the stock price as o f November 3, 2022 3) Annualized Operating ROE as of September 30, 2022 except ARGO which reflect annualized operating ROE as of June 30, 2022 4) The regression line shows the relationship between price - to - book ratio and operating ROE based on the peer data set

INTRODUCTION & STRATEGY ❯ INSURANCE ❯ REINSURANCE ❯ GROUP ❯ ESG & CITIZENSHIP ❯ CONCLUSION

Furthering our commitment to ESG

In 2018, AXIS launched a formal program to address Environmental, Social and Governance ("ESG") factors, with environment and diversity, equity & inclusion (DEI) as our core focus areas. Since then, the Company has scaled up the program while increasing our impact and transparency and advancing our focus areas.

GUIDED BY EXTERNAL FRAMEWORKS

SASB

UN Global Compact

PSI Principles for Sustainable Insurance

Protecting the planet
Environment

- Commitment to renewable energy
  - A leading provider of renewable energy insurance
  - Investment in fund focused on climate infrastructure in emerging markets
- Goal to phase out thermal coal business from insurance, facultative reinsurance and investment by 2030 in OECD countries and 2040 globally
- Commitment to further integrate ESG considerations into our underwriting products and practices
- Focus on minimizing our operational impact
  - Annual GHG assessments; using results to inform mitigations
- Active member of industry organizations addressing climate issues
  - Sustainable Markets Insurance Task Force, chaired by Lloyd's, United Nations-backed Insurance Development Forum, Geneva Association

Fostering belonging
Diversity, Equity & Inclusion

Implementing 5-point 2021 DEI plan; key action areas - internal education, diverse recruitment, career development, goals/metrics and advocacy

Key highlights:

- Goal to achieve global gender parity by 2025; set goals to increase ethnic and female senior representation
- Launched five Employee Resource Groups (ERGs): AXIS Pride, PACE (Parents and Caregivers), EDGE (Ethnically Diverse Group of Employees), Veterans and Women
- Adopted "Flex for Your Day," our hybrid work model and enhanced benefits such as parental leave policies and flexible work arrangements
- Expanded internal education and engagement, such as annual forums on DEI (past topics: mental health, racial justice)
- Global sponsor of the Dive In industry initiative, focused on DEI

RECENT AWARDS AND RECOGNITIONS

JUST capital

#5 of 44 evaluated insurance companies in 2022

INSURER

Top ranking in 2022 for "Overall Commitment to ESG" in the Insurer's Lloyd's ESG Survey

A\50 MOST ENGAGED WORKPLACES®

Named one of Achievers 50 Most Engaged Workplaces in 2021

Bloomberg Gender-Equality Index 2022

Included in the 2021 and 2022 listings

insurance insider HONOURS

Awarded Best ESG Initiative of the Year (2022) for Fossil Fuel Policy and Climate Initiatives

3+ 2020 Three or More Women Serve on Our Board

Recognized as 3+ Company by 50/50 Women on Boards in 2021

AXIS

19

INTRODUCTION & STRATEGY INSURANCE ESG & CITIZENSHIP CONCLUSION REINSURANCE GROUP Conclusion • AXIS is successfully executing a multi - year transformation positioning itself to be a high - performing specialty underwriter with superior profitability and lower volatility • Underwriting margin continues to be driven by strong core performance and favorable pricing environment • Expect to sustain the specialty insurance business’ attractive underlying results • Bottom line: AXIS has strong positive momentum and is well - positioned to deliver sustained profitable growth and increased shareholder value 20

21 Investor inquires Miranda Hunter Head of Investor Relations 441 405 2635 miranda.hunter@axiscapital.com